DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus Strategic
Municipal Bond Fund, Inc. For its annual reporting period ended November 30,
1995, your Fund's net asset value rose 10.60% to $9.60 per share. Income dividends exempt from Federal personal income taxes of $.642 per share were paid, which amounts to a tax-free distribution rate per share of 6.94%, based on the closing market price of $9.25.*
THE ECONOMY
    Modest economic growth and low inflation have spurred a dramatic, year-long rally in the bond market. The Federal Reserve Board's recent reduction of the Federal Funds rate confirms what investors had already suspected: that inflation, at least for the near future, appears to be under control. Now questions abound regarding the duration of the economic recovery and the possibility of recession.
    The economic recovery of the mid-1990s has been productivity-driven.
Corporations implemented extraordinary cost control measures that, while dramatically improving bottom line earnings, now contribute to the slow rate of employment growth. Job creation is a significant factor that affects consumer spending and is a major component of economic activity. New job creation, currently running at the slowest pace of the post-World War II era, is worrisome. Indeed, wages and salaries grew at under 3% over the past year, barely keeping pace with inflation. Still, surveys indicate that consumers remain optimistic, despite evidence that their spending is being affected by the slow growth in disposable income. Recent reports on retail sales confirm this reticence in spending. A consumer-led weakening of the economy could lead to further Federal Reserve easing of monetary policy.
    It was concern about lagging economic growth that prompted the Federal
Reserve to ease the Federal Funds rate twice in 1995, first in July and then again in December. The housing market and new home construction were helped earlier in 1995 by low interest rates, though recently both have exhibited signs of weakness. Business capital spending, another engine of economic growth, has been solid. Exports remain another bright area of the economy.
Because of the new competitiveness of American businesses abroad, the U.S.
trade deficit continues to shrink. Through September, the trade deficit with Japan narrowed for the sixth consecutive month. Exports, while a relatively small component of overall economic activity in this country, provide an important support for the job market. If U.S. products lose competitiveness in world markets, foreign orders may go elsewhere and jobs could be lost here.
MARKET ENVIRONMENT
    Municipal bonds have enjoyed a dramatic bull market for the past 12 months. Current business sluggishness may result in further Fed easing next year, particularly if the Clinton Administration and Congress can arrive at a meaningful budget agreement. We believe a balanced Federal budget, if realized, could be beneficial to the bond market since it could mean a reduction in the issuance of government securities. A similar supply scenario exists in the municipal bond market. The redemption of existing municipal bonds has outpaced the rate of new issuance for two years, and is expected to recur in 1996.
    Overall, we remain confident in our optimistic view of the municipal bond market. Yet we are also mindful of the stimulative effect of easing monetary policy. Therefore we are watchful for any signs of a revival of inflationary pressures.

THE PORTFOLIO
    During the Fund's fiscal year, which ended November 30, 1995, we continued to invest in accordance with the Fund's investment objective and management policies, seeking high current income that is exempt from Federal income tax. That, in combination with the capital appreciation of the Fund's portfolio securities, produced the results cited in the first paragraph. The municipal bond market enjoyed a very good 1995, with price appreciation that more than offset 1994's less fortunate results. We continue to monitor the portfolio's holdings carefully in our efforts to seek a high current income stream, but we are aware that, as time passes, more of the bonds will be called and we will be reinvesting the proceeds at lower rates than those that prevail on the current holdings.
    In general, we are optimistic about the municipal bond market in 1996.
The technical picture appears positive as we look forward: the supply of newly issued municipal bonds may not exceed that of 1995, so after taking into account maturities, redemptions, calls and refundings, the outstanding supply may actually be reduced, which could help support prices, presuming demand remains stable or increases.
    The high level of volatility exhibited by the market in recent years underscores, for us, the need to maintain a disciplined and long-term focus.
Solid market performance thus far in 1995 has rewarded the patient investor.
The Fund's investment objective - to maximize current income exempt from Federal income taxes to the extent believed by the Adviser to be consistent with preservation of capital - continues to guide our portfolio management decisions.
    Included in this report is a series of detailed statements about your Fund's holdings and financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Fund and in The Dreyfus Corporation.
                              Very truly yours,

 (Richard J. Moynihan  Signature Logo)

                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
December 21, 1995
New York, N.Y.

*Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.

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

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
SELECTED INFORMATION                                                                          NOVEMBER 30, 1995 (UNAUDITED)
 Market Price per share November 30, 1995...........................                         $9 1\4
Shares Outstanding November 30, 1995................................                     45,745,449
New York Stock Exchange Ticker Symbol...............................                        DSM
MARKET PRICE (NEW YORK STOCK EXCHANGE)
                                                     FISCAL YEAR ENDED NOVEMBER 30, 1995
                         ________________________________________________________________________________________________
                                 QUARTER                 QUARTER                 QUARTER                    QUARTER
                                 ENDED                   ENDED                   ENDED                      ENDED
                                 FEBRUARY 28, 1995      MAY 31, 1995             AUGUST 31, 1995            NOVEMBER 30, 1995
                                __________                ________               _________                ___________
High                            $9 1\4                  $9 3\8                  $9 3\8                     $9 1\4
Low                              8 1\8                   9                       8 5\8                      8 5\8
Close                            9 1\8                   9 3\8                   8 7\8                      9 1\4
PERCENTAGE GAIN based on change in Market Price*
November 22, 1989 (commencement of operations) through November 30, 1995..............                    42.29%
December 1, 1990 through November 30, 1995............................................                    40.72
December 1, 1994 through November 30, 1995............................................                    15.12
March 1, 1995 through November 30, 1995...............................................                     6.79
June 1, 1995 through November 30, 1995................................................                     2.12
September 1, 1995 through November 30, 1995...........................................                     6.03
NET ASSET VALUE PER SHARE
            November 22, 1989(commencement of operations)...........                    $9.32
            November 30, 1994.......................................                     8.68
            February 28, 1995.......................................                     9.19
            May 31, 1995............................................                     9.45
            August 31, 1995.........................................                     9.42
            November 30, 1995.......................................                     9.60
PERCENTAGE GAIN based on change in Net Asset Value*
November 22, 1989 (commencement of operations) through November 30, 1995..............                    58.45%
December 1, 1990 through November 30, 1995............................................                    46.97
December 1, 1994 through November 30, 1995............................................                    18.71
March 1, 1995 through November 30, 1995...............................................                    10.04
June 1, 1995 through November 30, 1995................................................                     5.14
September 1, 1995 through November 30, 1995...........................................                     3.67
*With dividends reinvested.
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
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                              NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-99.0%                                                                AMOUNT           VALUE
                                                                                                      _______          _______
ARKANSAS-.5%
Saline County, HR, Refunding, Improvement 7.875%, 9/1/2019..................                   $    2,000,000     $  2,285,260
CALIFORNIA-.9%
Foothill/Eastern Transportation Corridor Agency, Toll Road Revenue
    6.50%, 1/1/2032.........................................................                         1,000,000       1,024,940
San Marcos Public Facilities Authority, Revenue, Refunding, Public
Improvement
    (Civic Center-Mission Boulevard Project) 6.20%, 8/1/2022................                         3,000,000       2,966,880
COLORADO-4.1%
Colorado Health Facilities Authority, Revenue
    (American Housing Foundation 1 Inc. Project) 10.25%, 12/1/2020..........                         5,900,000       6,430,410
City and County of Denver, Airport Revenue 8.50%, 11/15/2023................                         10,000,000    11,474,200
DISTRICT OF COLUMBIA-2.2%
Metropolitan Washington Airports Authority, Special Facilities Revenue
    (Caterair International Corp.) 10.125%, 9/1/2011........................                         8,920,000       9,469,026
FLORIDA-6.2%
Florida Board of Education, Capital Outlay 8.50%, 6/1/2019 (a,b)............                         15,000,000     16,912,500
North Miami Health Facilities Authority, Health Facilities Revenue
    (Hallmark Homes Project) 10.50%, 8/1/2020 (c)...........................                         3,985,193        119,555
Palm Beach County, Solid Waste IDR:
    (Okeelanta Power Limited Partnership Project)
      6.70%, 2/15/2015......................................................                         5,000,000       5,122,200
    (Osceola Power Limited Partnership Project)
      6.95%, 1/1/2022.......................................................                         5,000,000       5,131,300
GEORGIA-2.8%
Private Colleges and Universities Facilities Authority, Revenue,
    Refunding (Clark Atlanta University Project) 8.25%, 1/1/2015............                         11,000,000    12,423,840
ILLINOIS-11.3%
Chicago O'Hare International Airport, Special Facilities Revenue
    (United Airlines Inc. Project):
      8.20%, 5/1/2018.......................................................                         7,360,000       8,108,438
      8.40%, 5/1/2018.......................................................                         6,715,000       7,397,043
Illinois Development Finance Authority, Revenue
    (Community Rehabilitation Providers Facility Acquisition) 8.50%, 9/1/2010                        5,000,000       5,361,650
Illinois Health Facilities Authority, Revenue
    (Ravenswood Hospital Medical Center Project) 8.25%, 11/1/2010...........                         13,000,000     14,043,381
Robbins, RRR (Robbins Resource Recovery Partners):
    9.25%, 10/15/2014.......................................................                         10,500,000     11,411,715
    9.25%, 10/15/2016.......................................................                         3,000,000       3,260,490

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                    NOVEMBER 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT          VALUE
                                                                                                       _______         _______
INDIANA-3.1%
Burns Harbor Industrial Solid Waste Disposal Facilities, Revenue
    (Bethlehem Steel Corp. Project) 8%, 4/1/2024............................                    $    6,000,000  $    6,488,340
Indianapolis Airport, Special Facilities Revenue
    (United Airlines Inc. Project) 6.50%, 11/15/2031........................                         7,000,000       7,063,420
KENTUCKY-1.1%
Morgantown Health Care Facility, Revenue (Southern Health Care System
Project)
    10.50%, 3/1/2020........................................................                         4,265,000       4,605,475
LOUISIANA-4.6%
Lake Charles Harbor and Terminal, District Port Facilities Revenue,
    Refunding (Trunkline LNG Co. Project) 7.75%, 8/15/2022..................                         15,000,000    17,100,900
Parish of De Soto, Environmental Improvement Revenue,
    Refunding (International Paper Co. Project) 6.55%, 4/1/2019.............                         2,900,000       2,994,540
MARYLAND-2.2%
Baltimore County, PCR,
    Refunding (Bethlehem Steel Corp. Project) 7.50%, 6/1/2015...............                         5,000,000       5,252,050
Maryland Industrial Development Financing Authority, EDR,
    (Medical Waste Associates Limited Partnership) 8.75%, 11/15/2010........                         4,465,000       4,465,000
MASSACHUSETTS-5.2%
Massachusetts Health and Educational Facilities Authority, Revenue
    (Beth Israel Hospital Issue) 8.32%, 7/1/2025 (Insured; AMBAC)(a)........                         3,250,000       3,384,063
Massachusetts Housing Finance Agency, Residential Housing Revenue:
    8.50%, 8/1/2020.........................................................                            60,000          62,881
    8.40%, 8/1/2021.........................................................                         3,415,000       3,653,913
Massachusetts Industrial Finance Agency, Revenue (Sturdy Memorial Hospital)
    7.90%, 6/1/2009.........................................................                         5,150,000       5,606,908
Massachusetts Port Authority, Special Project Revenue (Harborside Hyatt
Project)
    10%, 3/1/2026...........................................................                         7,000,000       7,903,700
Pittsfield, SWDR (Vicon Recovery Associates Project) 7.95%, 11/1/2004.......                         2,090,000       2,183,883
MICHIGAN-1.5%
Michigan Hospital Finance Authority, HR,
    Refunding (Genesys Health System Obligated Group) 8.125%, 10/1/2021.....                         5,000,000       5,516,850
Michigan Strategic Fund, SWDR, Refunding (Genesee Power Station Project)
    7.50%, 1/1/2021.........................................................                         1,000,000       1,027,650
MINNESOTA-1.1%
Washington County Housing and Redevelopment Authority,
    Governmental Housing Revenue (Woodland Park Apartments) 9.75%, 5/1/2020.                         5,035,000       4,783,250

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                  NOVEMBER 30, 1995
                                                                                                     PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                            AMOUNT           VALUE
                                                                                                       _______         _______
MISSISSIPPI-2.6%
Claiborne County, PCR (Middle South Energy Inc.) 9.875%, 12/1/2014..........                     $  10,000,000    $ 11,493,000
MISSOURI-2.3%
Jackson County Industrial Development Authority, Health Facilities Revenue
    (Carondelet Health Corp. Project) 9%, 7/1/2020..........................                         6,735,000       7,380,482
Missouri Health and Educational Facilities Authority, Health Facilities
Revenue
    (Lake of the Ozarks General Hospital Inc. Project) 7.875%, 2/1/2006.....                         2,875,000       2,959,525
NEBRASKA-.3%
Nebraska Investment Finance Authority, SFMR 8.125%, 8/15/2038 (Insured; MBIA)                        1,275,000       1,356,103
NEW JERSEY-1.3%
New Jersey Economic Development Authority, First Mortgage Revenue
    (The Evergreens) 9.25%, 10/1/2022.......................................                         5,000,000       5,506,800
NEW MEXICO-.9%
New Mexico Mortgage Finance Authority, SFMR 7.80%, 3/1/2021.................                         3,635,000      3,826,892
NEW YORK-5.1%
New York City:
    5.625%, 8/1/2013........................................................                         1,000,000         967,320
    8%, 8/15/2018...........................................................                            15,000          17,206
    8%, 8/15/2018 (Prerefunded 8/15/2001) (d)...............................                         1,485,000       1,771,991
New York City Industrial Development Agency, Civic Facility Revenue
    (YMCA of Greater New York Project) 8%, 8/1/2016.........................                         3,000,000       3,244,470
New York State Dormitory Authority, Revenue,
    Judicial Facility Lease (Suffolk County Issue) 9.50%, 4/15/2014.........                         6,000,000       7,001,400
New York State Mortgage Agency, Revenue 8.10%, 10/1/2017....................                         8,495,000       9,141,130
NORTH CAROLINA-1.5%
Halifax County Industrial Facilities and Pollution Control Financing
Authority, SWDR
    (Champion International Project) 8.15%, 11/1/2019.......................                         1,000,000       1,094,670
Haywood County Industrial Facilities and Pollution Control Financing
Authority, SWDR
    (Champion International Project) 8.10%, 11/1/2009.......................                         5,000,000       5,457,350
PENNSYLVANIA-7.5%
Langhorne Manor Borough Higher Education and Health Authority, Revenue
    (Woods Schools) 8.75%, 11/15/2014 (Prerefunded 11/15/1999)(d)...........                         6,000,000       7,097,820
Lehigh County General Purpose Authority, Revenue (Wiley House)
    8.75%, 11/1/2014........................................................                         11,000,000    11,507,870
Montgomery County Higher Education and Health Authority, Revenue:
    (Northwestern Corp.) 8.50%, 6/1/2016....................................                         4,390,000       4,657,878

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                   NOVEMBER 30, 1995
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT           VALUE
                                                                                                     _______         _______
PENNSYLVANIA (CONTINUED)
Montgomery County Higher Education and Health Authority, Revenue (continued):
    (Retirement Community-G.D.L. Farms)
      9.50%, 1/1/2020 (Prerefunded 1/1/2000) (d)............................                   $    5,500,000    $ 6,622,275
Pennsylvania Economic Development Financing Authority, RRR
    (Northampton Generating) 6.60%, 1/1/2019................................                         2,500,000      2,488,075
Pennsylvania Housing Finance Agency, Multi-Family Development Revenue
    8.25%, 12/15/2019.......................................................                         307,000         323,854
RHODE ISLAND-2.0%
Rhode Island Health and Educational Building Corp., Revenue,
    Refunding, Hospital Financing (Landmark Medical Center)
      8.125%, 7/1/2019 (Prerefunded 7/1/1999)(d)............................                         7,520,000       8,642,435
TENNESSEE-1.6%
Maury County Health and Educational Facilities Board, Health Care Facilities
Revenue
    (Southern Health Care-Heritage) 10.50%, 3/1/2020........................                         6,220,000       7,061,068
TEXAS-13.5%
Georgetown Hospital Authority, HR, Refunding, Improvement and First Mortgage
    8.625%, 7/1/2015........................................................                         7,005,000       7,698,425
Lone Star Airport Improvement Authority, Facilities Revenue
    (American Airlines Inc. Project) 9.125%, 12/1/2015 (Prerefunded 12/29/95) (d)                    3,000,000       3,072,720
Mesquite Health Facilities Development Corp., Revenue (Christian Care Centers
Inc.)
    9.375%, 3/1/2020........................................................                         11,540,000    12,478,317
Metro Health Facilities Development Corp., HR,
    Refunding (Wilson N. Jones Memorial Hospital Project)
      7.875%, 1/1/2014 (Prerefunded 1/1/1997) (d)...........................                         2,760,000       2,938,434
Texas Department of Housing and Community Affairs,
    Collateralized Home Mortgage Revenue, Refunding 6.90%, 7/2/2024 (a).....                         13,700,000    14,878,337
Texas Health Facilities Development Corp., HR (All Saints Episcopal
Hospitals)
    7.80%, 8/15/2021 (Prerefunded 8/15/1999)(d).............................                         3,000,000       3,394,050
Texas Public Property Finance Corp., Revenue (Mental Health and Retardation Project):
    8.625%, 9/1/2001........................................................                         2,100,000       2,352,630
    8.875%, 9/1/2011 (Prerefunded 9/1/2001)(d) .............................                         5,100,000       6,308,802
Tyler Health Facilities Development Corp., HR, Refunding
    (East Texas Medical Center Regional Health Care System Project)
      6.75%, 11/1/2025......................................................                         5,850,000       5,866,322
UTAH-2.5%
Carbon County, SWDR, Refunding (Sunnyside Cogeneration) 9.25%, 7/1/2018.....                         10,000,000    11,023,100

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                       NOVEMBER 30, 1995
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                           AMOUNT           VALUE
                                                                                                      _______          _______
VERMONT-.6%
Vermont Housing Finance Agency, Home Mortgage Purchase 8.10%, 6/1/2022......                    $    2,450,000    $  2,586,784
VIRGINIA-5.7%
Fairfax County Water Authority, Revenue 6.997%, 4/1/2029 (a,b)..............                         4,000,000      3,985,000
Henrico County Industrial Development Authority, Revenue
    (Bon Secours Health Care System Project) 7.651%, 8/23/2027 (a)..........                         7,500,000      8,409,375
Virginia Housing Development Authority, MFHR
    7.05%, 5/1/2018.........................................................                         12,000,000    12,741,120
WASHINGTON-1.3%
Pilchuck Development Public Corp., Special Facilities Airport Revenue
    (Tramco Inc. Project) 6%, 8/1/2023......................................                         5,920,000       5,577,646
WISCONSIN-2.5%
Wisconsin Housing and Economic Development Authority, Homeownership Revenue
    8.707%, 7/1/2025 (a,b)..................................................                         10,600,000    10,971,000
WYOMING-1.0%
Sweetwater County, SWDR (FMC Corp. Project):
    7%, 6/1/2024............................................................                         2,200,000       2,311,848
    6.90%, 9/1/2024.........................................................                         2,000,000       2,090,860
                                                                                                                       _______
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
    (cost $411,261,793).....................................................                                      $433,340,035
                                                                                                                       =======
SHORT-TERM MUNICIPAL INVESTMENTS-1.0%
FLORIDA-.7%
Florida Board of Education, Capital Outlay
    3.93%, (a,b)............................................................                     $    3,000,000    $ 3,000,000
LOUISIANA-.3%
Louisiana Offshore Terminal Authority, Deepwater Port Revenue
    Refunding, VRDN (Loop Inc.-First Stage)
      3.70% (LOC; Union Bank of Switzerland) (e,f)..........................                         1,200,000       1,200,000
                                                                                                                       _______
TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
    (cost $4,200,000).......................................................                                      $  4,200,000
                                                                                                                       =======
TOTAL INVESTMENTS-100.0%
    (cost $415,461,793).....................................................                                      $437,540,035
                                                                                                                       =======
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
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      MFHR    Multi-Family Housing Revenue
EDR           Economic Development Revenue                       PCR     Pollution Control Revenue
HR            Hospital Revenue                                   RRR     Resources Recovery Revenue
IDR           Industrial Development Revenue                     SFMR    Single Family Mortgage Revenue
LOC           Letter of Credit                                   SWDR    Solid Waste Disposal Revenue
MBIA          Municipal Bond Investors Assurance                 VRDN    Variable Rate Demand Notes
                 Insurance Corporation

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (G)              OR          MOODY'S             OR         STANDARD & POOR'S               PERCENTAGE OF VALUE
_____                              _____                          __________                      ____________
AAA                                Aaa                            AAA                               10.7%
AA                                 Aa                             AA                                13.9
A                                  A                              A                                  2.3
BBB                                Baa                            BBB                               30.2
F1                                 MIG1/P1                        SP1/A1                              .3
Not Rated(h)                       Not Rated(h)                   Not Rated(h)                      42.6
                                                                                                   ____
                                                                                    100.0%
                                                                                                   ====

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Inverse floater security - the interest rate is subject to change periodically.
    (b)  Security exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 1995, these securities amounted to $34,868,500 or 7.9% of net assets.
    (c)  Non-income producing security; interest payment in default.
    (d)  Bonds which are prerefunded are collateralized by U.S. Government
    Securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (e)  Secured by letters of credit.
    (f) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (g) Fitch currently provides creditworthiness information for a limited number of investments.
    (h)  Securities which, while not rated by Fitch, Moody's or Standard &
    Poor's, have been determined by the Investment Adviser to be of comparable quality to those rated securities in which the Fund may invest.
    (i)  At November 30, 1995, the Fund had $139,627,990 (31.8% of net
    assets) invested in securities whose payment of principal and interest is dependent upon revenues generated from health care projects.

See notes to financial statements.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                NOVEMBER 30, 1995
ASSETS:
    Investments in securities, at value
      (cost $415,461,793)-see statement.....................................                                   $437,540,035
    Cash....................................................................                                         34,517
    Interest receivable.....................................................                                      8,584,067
    Prepaid expenses........................................................                                         23,658
                                                                                                                    _______
                                                                                                                446,182,277
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                    $   268,556
    Payable for investment securities purchased.............................                      6,511,039
    Accrued expenses........................................................                         210,430         6,990,025
                                                                                                      ______            ______
NET ASSETS  ................................................................                                      $439,192,252
                                                                                                                       =======
REPRESENTED BY:
    Paid-in capital.........................................................                                      $428,345,451
    Accumulated undistributed investment income-net.........................                                         3,897,079
    Accumulated net realized capital losses and distributions in excess of
      net realized gain on investments-Note 1(c)............................                                        (15,128,520)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         22,078,242
                                                                                                                        _______
NET ASSETS at value applicable to 45,745,449 shares outstanding
    (110 million shares of $.001 par value Common Stock authorized).........                                       $439,192,252
                                                                                                                       =======
NET ASSET VALUE, per share
    ($439,192,252 / 45,745,449 shares)......................................                                              $9.60
                                                                                                                       =======
See notes to financial statements.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                        YEAR ENDED NOVEMBER 30, 1995
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $33,704,637
    EXPENSES:
      Investment advisory fee-Note 2(a).....................................                   $  2,118,437
      Administration fee-Note 2(a)..........................................                      1,059,218
      Professional fees.....................................................                        170,653
      Shareholders' reports.................................................                         68,841
      Registration fees.....................................................                         41,188
      Directors' fees and expenses-Note 2(b)................................                         40,226
      Shareholder servicing costs-Note 2(a).................................                         30,696
      Miscellaneous.........................................................                         26,059
                                                                                                     ______
          TOTAL EXPENSES....................................................                                         3,555,318
                                                                                                                        ______
          INVESTMENT INCOME-NET.............................................                                         30,149,319
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized (loss) on investments-Note 3...............................          $ (9,312,230)
    Net unrealized appreciation on investments..............................            50,574,314
                                                                                            ______
          NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS...................                                         41,262,084
                                                                                                                         ______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $71,411,403
                                                                                                                         ======
See notes to financial statements.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                             YEAR ENDED NOVEMBER 30,
                                                                                        ________________________________
                                                                                             1994             1995
                                                                                            _______                     _______
OPERATIONS:
    Investment income-net...................................................          $  29,631,659               $  30,149,319
    Net realized gain (loss) on investments.................................                 85,181                  (9,312,230)
    Net unrealized appreciation (depreciation) on investments for the year..            (53,258,758)                 50,574,314
                                                                                            _______                     _______
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......            (23,541,918)                  71,411,403
                                                                                            _______                     _______
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..............................................            (30,426,060)                (29,353,820)
    In excess of net realized gain on investments...........................             (2,991,298)                      __
                                                                                            _______                     _______
      TOTAL DIVIDENDS.......................................................            (33,417,358)                (29,353,820)
                                                                                            _______                     _______
CAPITAL STOCK TRANSACTIONS;
    Dividends reinvested-Note 1(c)..........................................             5,584,002                     819,049
                                                                                            _______                     _______
      TOTAL INCREASE (DECREASE) IN NET ASSETS...............................            (51,375,274)                  42,876,632
NET ASSETS:
    Beginning of year.......................................................              447,690,894               396,315,620
                                                                                            _______                     _______
    End of year (including undistributed investment income-net:
      $3,101,580 in 1994 and $3,897,079 in 1995)............................             $396,315,620              $439,192,252
                                                                                            =======                     =======
                                                                                              SHARES                    SHARES
                                                                                            _______                     _______
CAPITAL SHARE TRANSACTIONS;
    INCREASE IN SHARES OUTSTANDING AS A RESULT OF DIVIDENDS REINVESTED......               576,387                      90,204
                                                                                            =======                     =======
See notes to financial statements.


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each year indicated. This information has been derived from the financial statements and market price data for the Fund's shares.

                                                                                          YEAR ENDED NOVEMBER 30,
                                                               _________________________________________________________
PER SHARE DATA:                                              1991          1992         1993        1994             1995
                                                              ____        ____          ____         ____            ____
    Net asset value, beginning of year...........            $ 9.44      $  9.61      $  9.78       $  9.93         $ 8.68
                                                              ____          ____          ____         ____           ____
    INVESTMENT OPERATIONS:
    Investment income-net........................               .69          .70         .70            .65            .66
    Net realized and unrealized gain (loss)
      on investments.............................               .19          .18         .17          (1.16)           .90
                                                              ____          ____          ____         ____           ____
      TOTAL FROM INVESTMENT OPERATIONS...........               .88          .88          .87          (.51)          1.56
                                                              ____         ____          ____         ____            ____
    DISTRIBUTIONS:
    Dividends from investment income-net.........              (.71)        (.71)        (.68)         (.67)          (.64)
    Dividends from net realized gain on investments              _            _          (.04)           _              _
    Dividends in excess of net realized gain
      on investments.............................                _            _            _           (.07)            _
                                                              ____           ____         ____          ____           ____
      TOTAL DISTRIBUTIONS........................              (.71)        (.71)        (.72)         (.74)           (.64)
                                                              ____           ____         ____          ____           ____
    Net asset value, end of year.................            $ 9.61      $  9.78      $  9.93       $  8.68         $ 9.60
                                                              ====          ====          ====         ====            ====
    Market value, end of year....................           $  9 9\8     $ 10 1\4     $ 10 1\4    $   8 5\8        $  9 1\4
                                                              ____          ____          ____         ____            ____
                                                              ____          ____          ____         ____            ____
TOTAL INVESTMENT RETURN*.........................             12.02%        11.65%       7.37%        (8.97%)         15.12%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......               .88%         .84%         .85%          .86%            .84%
    Ratio of net investment income to average net assets       7.27%        7.16%        7.05%         6.94%           7.12%
    Portfolio Turnover Rate......................             22.41%        8.58%       13.87%        10.96%          13.19%
    Net Assets, end of year (000's Omitted)......           $408,314     $428,824     $447,691     $396,316         $439,192
    * Calculated based on market value.

See notes to financial statements.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a diversified closed-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser and administrator. Prior to November 1, 1995, The Boston Company Advisors, Inc. served as the Fund's administrator. Boston Safe Deposit and Trust Company ("Custodian") acts as the Fund's custodian. The Custodian is an indirect wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Dreyfus is a direct subsidiary of Mellon Bank, N.A. Effective November 1, 1995, The Shareholder Services Group, Inc. changed its name to First Data Investor Services Group, Inc., which is a subsidiary of First Data Corporation ("FDC") and serves as the Fund's transfer agent, dividend-paying agent, registrar and plan agent.
    (A) PORTFOLIO VALUATION: Investments in municipal debt securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued on the last business day of each week and month by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal securities and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on the last business day of each week and month. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid monthly. Dividends from net realized capital gain are normally declared and paid at least annually. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    For shareholders who elect to receive their distributions in additional shares of the Fund, in lieu of cash, such distributions will be reinvested at the lower of the market price or net asset value per share (but not less than 95% of the market price) as defined in the dividend reinvestment plan.
    On November 29, 1995, the Board of Directors declared a cash dividend of $.052 per share from investment income-net, payable on December 28, 1995 to shareholders of record as of the close of business on December 13, 1995.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
    (D) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED):
                                                                                                             NET INCREASE
                                                                                     NET REALIZED &          (DECREASE)
                                                                                       UNREALIZED           IN NET ASSETS
                                  TOTAL INVESTMENT          NET INVESTMENT             GAIN (LOSS)          RESULTING FROM
                                        INCOME                   INCOME             ON INVESTMENTS            OPERATIONS
                                      _________                _________                _________                _________
                                  (000'S)       PER       (000'S)        PER       (000'S)         PER      (000'S)      PER
QUARTER ENDED                     OMITTED      SHARE      OMITTED       SHARE      OMITTED        SHARE      OMITTED     SHARE
________                            ____       ___         ____         ___        _____          ____       _____        ___
February 28, 1994.............. $  8,321     $ 0.18      $  7,395      $ 0.16     $(11,032)     $(0.24)   $  (3,637)   $(0.08)
May 31, 1994...................    8,370      0.18          7,479       0.17       (15,735)      (0.34)      (8,256)    (0.17)
August 31, 1994................    8,579     0.19           7,682      0.17            696        0.01        8,378      0.18
November 30, 1994..............    8,042     0.18           7,076      0.15        (27,103)      (0.59)     (20,027)    (0.44)
                                   ____      ____            ___      ___            _____       ____         _____      ___
    Total......................  $33,312   $ 0.73         $29,632     $ 0.65       $(53,174)    $(1.16)     ($23,542)   $(0.51)
                                   ====      ====           ====        ====          ====       ====         ====      ====

February 28, 1995..............  $  8,429   $ 0.19       $  7,563     $ 0.17       $ 23,313     $ 0.51       $ 30,876   $ 0.68
May 31, 1995..................     8,656      0.19          7,740      0.17          11,853       0.25         19,593    0.42
August 31, 1995...............     8,328      0.18          7,411      0.16          (1,648)     (0.03)         5,763    0.13
November 30, 1995..............    8,292      0.18          7,435      0.16           7,744       0.17         15,179    0.33
                                   ____      ____            ___      ___            _____       ____         _____      ___
    Total......................  $33,705    $ 0.74        $30,149    $ 0.66        $ 41,262     $ 0.90      $ 71,411   $ 1.56
                                   ====      ====           ====        ====          ====       ====         ====      ====

    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately
$15,129,000 available for Federal income tax purposes to be applied against future net securities profits realized subsequent to November 30, 1995. If not applied, $5,816,000 of the carryover expires in fiscal 2002 and $9,313,000 expires in fiscal 2003.
NOTE 2-INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH
 AFFILIATES:
    (A) The fee payable by the Fund, pursuant to the provisions of an Investment Advisory Agreement with Dreyfus, is payable monthly based on an annual rate of .50 of 1% of the average weekly value of the Fund's net assets. The fee payable by the Fund, pursuant to the provisions of an Administration Agreement with Dreyfus, is payable monthly based on an annual rate of .25 of 1% of the average weekly value of the Fund's net assets.
    Prior to November 1, 1995, the Fund paid The Boston Company advisors an administration fee of $969,700. From November 1, 1995 through November 30, 1995, the Fund paid Dreyfus an administration fee of $89,518.
    (B) Prior to February 1, 1995, certain officers of the Fund were "affiliated persons", as defined in the Act, of Dreyfus and/or Dreyfus
Service Corporation.
    Each director who is not an "affiliated person", as defined in the Act, receives an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Director Emeritus receives 50% of such compensation.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the year ended November 30, 1995 amounted to $54,579,340 and $60,590,019, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $22,078,242, consisting of $33,450,063 gross unrealized appreciation and $11,371,821 gross unrealized depreciation.
     At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
    We have audited the accompanying statement of assets and liabilities of Dreyfus Strategic Municipal Bond Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Strategic Municipal Bond Fund, Inc. at November 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.
                              [Ernst and Young LLP signature logo]
New York, New York
January 11, 1996

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED)
    The Fund generally distributes net investment income monthly. From and after any issuance of Preferred Stock, monthly distributions to the holders of the Common Stock (the "Common Shareholders") will consist of all net investment income of the Fund remaining after the payment of dividends on such Preferred Stock. Any net realized short-term capital gains and any net realized long-term capital gains will be distributed at least annually.
    Net realized short- or long-term capital gains, if any, will be distributed to Common Shareholders at least once a year to the extent not necessary to pay dividends on or meet the liquidation preference of shares of any Preferred Stock. While there are any shares of Preferred Stock outstanding, the Fund may not declare any cash dividend or other distribution on its Common Stock, unless at the time of such declaration, (i) all accrued Preferred Stock dividends have been paid and (ii) the net asset value of the Fund's portfolio (determined after deducting the amount of such dividend or other distribution) is at least 200% of the liquidation value of the outstanding Preferred Stock (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). This limitation on the Fund's ability to make distributions on its Common Stock could under certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company.
    Under the Fund's Dividend Reinvestment Plan (the "Plan"), a Common Shareholder who has Fund shares registered in his own name will have all dividends and distributions reinvested automatically by The First Data Investor Services Group, Inc., as Plan agent (the "Agent"), in additional shares of the Fund's Common Stock at the lower of the prevailing market price or net asset value (but not less than 95% of market value at the time of valuation) unless such shareholder elects to receive cash as provided below. If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price or if a dividend or other distribution payable only in cash is declared, the Agent, as agent for the Plan participants, will buy shares of the Fund's Common Stock in the open market. A Plan participant is not relieved of any income tax that may be payable on such dividends or distributions.
    A Common Shareholder who owns Fund shares registered in the name of his broker/dealer or other nominee (i.e., in "street name") may not participate in the Plan, but may elect to have cash dividends and distributions reinvested by his broker/dealer or other nominee in additional shares of the Fund if such service is provided by the broker/dealer or other nominee; otherwise such dividends and distributions will be treated like any other cash dividend or distribution.
    A Common Shareholder who has Fund shares registered in his name may elect to withdraw from the Plan at any time for a $5.00 fee and thereby elect to receive cash in lieu of shares of the Fund. Changes in elections must be by direct mail to First Data Investor Services Group, Inc., Attention:
Closed-End Funds, Post Office Box 1376, Boston, Massachusetts 02104-1376, or by telephone at 1-800-331-1710, and should include the shareholder's name and address as they appear on the Agent's records. Elections received by the Agent will be effective only if received prior to the record date for any distribution.
    The Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account. Shares in the account of each Plan participant will be held by the Agent in non-certificated form in the name of the participant, and each such participant's proxy will include those shares purchased pursuant to the Plan.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
DIVIDEND REINVESTMENT PLAN (UNAUDITED) (CONTINUED)
    The Fund pays the Agent's fee for reinvestment of dividends and distributions. Plan participants pay a pro-rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions.
    The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to Plan participants at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Agent on at least 90 days' written notice to Plan participants.


DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)
    In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during its fiscal year ended November 30, 1995 as "exempt-interest dividends" (not generally subject to regular Federal income tax).
    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1995 calendar year on Form 1099-DIV which will be mailed by January 31, 1996.

DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
PROXY RESULTS (UNAUDITED)
    During the fiscal year ended November 30, 1995, stockholders voted on the following proposals presented at the annual stockholders' meeting held on March 31, 1995. The description of each proposal and the number of shares voted are as follows:

                                                                                                          SHARES
                                                                                            ________________________________
                                                                                               FOR         AUTHORITY WITHHELD
                                                                                            ___________       ____________
1.TO ELECT ONE CLASS I AND TWO CLASS II DIRECTORS:*
    CLASS I
      Joseph S. DiMartino.........................................                           39,000,116.791      645,493.288
    CLASS II
      Ehud Houminer...............................................                           38,997,469.942      648,140.137
      Robin A. Smith..............................................                           39,047,937.154      597,672.925



                                                                                         SHARES
                                                               ____________________________________________________________
                                                                       FOR               AGAINST           ABSTAINED
                                                               __________               ________            ________

2.TO RATIFY THE SELECTION OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS OF THE FUND................              38,663,149.725        200,768.843        781,690.511
*  Terms of these Class I and Class II Directors expire in 1997 and 1998, respectively. Richard C. Leone and Hodding Carter, III,
also are Class I Directors whose terms expire in 1997, and David W. Burke,
Hans C. Mautner and John E. Zuccotti are Class III Directors whose terms expire in 1996.

OFFICERS AND DIRECTORS
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166

DIRECTORS
Joseph S. DiMartino, Chairman of the Board
David W. Burke
Hodding Carter, III
Ehud Houminer
Richard C. Leone
Hans C. Mautner
Robin A. Smith
John E. Zuccotti
OFFICERS
President and Treasurer
    Marie E. Connolly
Vice President and Secretary
    John E. Pelletier
Vice President and Assistant Treasurer
    Frederick C. Dey
Vice President and Assistant Secretary
    Eric B. Fischman
Assistant Treasurer
    John J. Pyburn
Assistant Treasurer
    Joseph F. Tower, III
PORTFOLIO MANAGERS:
    Joseph P. Darcy
    A. Paul Disdier
    Karen M. Hand
    Stephen C. Kris
    Richard J. Moynihan
    Jill C. Shaffro
    L. Lawrence Troutman
    Samuel J. Weinstock
    Monica S. Wieboldt

INVESTMENT ADVISER
AND ADMINISTRATOR
The Dreyfus Corporation
CUSTODIAN
Boston Safe Deposit and Trust Company
COUNSEL
Stroock & Stroock & Lavan
TRANSFER AGENT,
DIVIDEND PAYING AGENT,
REGISTRAR AND PLAN AGENT
First Data Investor Services Group, Inc.
STOCK EXCHANGE LISTING
NYSE Symbol: DSM
INITIAL SEC EFFECTIVE DATE
11/22/89

The Net Asset Value appears in the
following publications: Barron's,
Closed-End Bond Funds section
under the heading "Municipal
Bond Funds" every Monday; Wall Street Journal, Mutual Funds section under the heading "Closed-End Bond Funds" every Monday; New York Times,
Money and Business section under the
heading "Closed-End Bond Funds-National Municipal Bond Fund" every Sunday.


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.


(Dreyfus Lion "d" Logo)
DREYFUS STRATEGIC MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER AND ADMINISTRATOR
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108
TRANSFER AGENT,
DIVIDEND-PAYING AGENT,
REGISTRAR AND PLAN AGENT
First Data Investor Services Group, Inc.
One Exchange Place
Boston, MA 02109


Printed in U.S.A.                           852AR9511
(Dreyfus Logo)
Strategic
Municipal
Bond Fund, Inc.
Annual Report
November 30, 1995